UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2015

Metalico, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32453	52-2169780
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

186 North Ave. East, Cranford, New Jersey		07016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(908) 497-9610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Agreement and Plan of Merger

As previously disclosed on Metalico’s Current Report on Form 8-K filed on June 16, 2015, on June 15, 2015, Metalico, Inc., a Delaware corporation (“Metalico”), Total Merchant Limited, a Samoan limited company (“Parent”) and TM Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub would be merged with and into Metalico, with Metalico surviving as a direct wholly owned subsidiary of Parent.

On June 26, 2015, the parties to the Merger Agreement entered into a First Amendment to Agreement and Plan of Merger (the “Amendment”). The Amendment amends the date on which Parent is required to deposit the Payment Fund (as defined in the Merger Agreement) less the Escrow Amount (as defined in the Merger Agreement) into the U.S. branch of Maybank Banking Berhad, such that the funds must be deposited no later than three (3) business days prior to the date that the Company Stockholders Meeting (as defined in the Merger Agreement) is held. The Amendment further provides Metalico with the right to terminate the Merger Agreement and receive the Escrow Amount in the event Parent fails to make such deposit by such time. Other than the amendments to the Merger Agreement contained in the Amendment, the Merger Agreement remains unchanged.

The foregoing description of the Merger Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement (filed as Exhibit 2.1 to Metalico’s Current Report on Form 8-K filed on June 16, 2015) and the Amendment (which is filed as Exhibit 2.1 hereto), respectively, and each of the Merger Agreement and the Amendment is incorporated into this Current Report on Form 8-K by this reference.

Forward Looking Statements

Statements in this communication regarding the proposed transaction between Parent, Merger Sub and Metalico, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and services, and any other statements regarding the future expectations, beliefs, goals, plans or prospects of Parent and Metalico constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, “forward-looking statements”). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the parties’ inability to consummate the Merger due to failure to satisfy conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction, which may not be obtained on the terms expected, on the anticipated schedule or at all; the possibility that the parties may be unable to achieve expected benefits of the Merger within the expected time-frames or at all; the inability to integrate Metalico’s operations into those of Parent successfully; the operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with current employees and customers) which may be greater than expected following the transaction; any failure to retain Metalico employees; the competition facing Parent and Metalico which is intense and may pose unexpected future challenges; fluctuations in foreign currencies which could result in transaction losses and increased expenses; the volatility of the marketplace; and the other factors described in Metalico’s Annual Report on Form 10-K for the year ended December 31, 2014 and in its most recent Quarterly Report on Form 10-Q filed with the SEC. Parent and Metalico assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC.

In connection with the proposed acquisition of Metalico, Metalico intends to file relevant materials with the SEC, including Metalico’s preliminary proxy statement and its definitive proxy statement (the “Proxy Statement”). STOCKHOLDERS OF METALICO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING METALICO’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Metalico through its Investors/SEC Filings page at www.metalico.com.

Metalico and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Metalico common stock in respect of the proposed transaction. Information about the directors and executive officers of Metalico is set forth in Metalico’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on April 15, 2015. Investors may obtain additional information regarding the interest of such participants by reading the Proxy Statement regarding the acquisition when it becomes available. A more complete description of these arrangements and the interests of Metalico’s directors and executive officers with respect to the Merger will be available in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	First Amendment, dated as of June 26, 2015, to Agreement and Plan of Merger dated as of June 15, 2015, by and between Metalico, Inc., Total Merchant Limited, and TM Merger Sub Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalico, Inc.

June 26, 2015	By:	Carlos E. Aguero

Name: Carlos E. Aguero
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

2.1	First Amendment dated as of June 26, 2015, to Agreement and Plan of Merger dated as of June 15, 2015, by and between Metalico, Inc., Total Merchant Limited, and TM Merger Sub Corp.